UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 West Washington Street
Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

(312) 696-6000

(Registrant’s telephone number, including
area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Item 5.07. Submission of Matters to a Vote of Security Holders.

Morningstar held its Annual Shareholders’ Meeting on May 12, 2023, for the purpose of electing directors, providing an advisory vote on Morningstar’s executive compensation, providing an advisory vote on the frequency of future advisory votes on Morningstar’s executive compensation, and ratifying the appointment of KPMG LLP (KPMG) as Morningstar’s independent registered public accounting firm for 2023.

Each of the nominees for director, as listed in the proxy statement, was elected with the number of votes set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joe Mansueto	36,007,677	559,148	39,646	814,216
Kunal Kapoor	36,197,227	392,476	16,768	814,216
Robin Diamonte	30,635,244	5,859,156	112,071	814,216
Cheryl Francis	29,980,742	6,608,452	17,277	814,216
Steve Joynt	28,418,251	8,164,430	23,790	814,216
Steve Kaplan	35,701,696	887,546	17,229	814,216
Gail Landis	28,847,455	7,647,573	111,443	814,216
Bill Lyons	34,838,178	1,744,486	23,807	814,216
Doniel Sutton	30,473,609	6,020,559	112,303	814,216
Caroline Tsay	30,651,721	5,937,474	17,276	814,216

Morningstar’s executive compensation was approved, on an advisory basis, with the voting as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,048,167	521,906	36,396	814,216

A one year frequency for the frequency of votes on executive compensation was recommended, on an advisory basis, with the voting as follows:

1 Year Votes	2 Years Votes	3 Years Votes	Abstain Votes	Broker Non-Votes
36,173,863	10,038	388,058	34,512	814,216

Based on these results, and consistent with the recommendation of Morningstar’s Board of Directors, Morningstar will conduct future advisory votes on executive compensation on an annual basis until the next required frequency vote.

The appointment of KPMG as Morningstar’s independent registered public accounting firm for 2023 was ratified with the voting as follows:

Votes For	Votes Against	Abstentions
37,117,724	239,449	63,514

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: May 18, 2023	By:	/s/ Leah Trzcinski
Leah Trzcinski
Corporate Secretary